Exhibit 13.1

Certification
Pursuant to Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
United States Code

     Pursuant to subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code, the undersigned officer of Nissin Co., Ltd., a Japanese corporation (the “Company”), hereby certifies, to such officer’s knowledge, that:

     The Annual Report on Form 20-F for the year ended March 31, 2004 (the “Report”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 20, 2004	/s/ Kunihiko Sakioka
	Name:	Kunihiko Sakioka
	Title:	President and Representative Director

     The foregoing certification is being furnished solely pursuant to subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code and is not being filed as part of the Report or as a separate disclosure document.

Certification
Pursuant to Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
United States Code

     Pursuant to subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code, the undersigned officer of Nissin Co., Ltd., a Japanese corporation (the “Company”), hereby certifies, to such officer’s knowledge, that:

     The Annual Report on Form 20-F for the year ended March 31, 2004 (the “Report”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 20, 2004	/s/ Hitoshi Higaki
	Name:	Hitoshi Higaki
	Title:	Managing Director

     The foregoing certification is being furnished solely pursuant to subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code and is not being filed as part of the Report or as a separate disclosure document.